Exhibit 21

DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION

INDEX OF FRY Y-10 REPORTABLE ENTITIES ON ORGANIZATION CHART AS OF 12/31/2003

(FR Y-10 REPORTABLE ENTITIES HELD ON A CONFIDENTIAL BASIS ARE INCLUDED ON INVESTMENT LIST)

Name	Location
A/M Properties, Inc.	Baltimore, MD
Abilene Park, Inc.	Dallas, TX
AF&L, Inc.	Warrington, PA
Airlease Ltd., A California Limited Partnership	San Francisco, CA
Airlease Management Services, Inc.	San Francisco, CA
Alamo Funding II, Inc.	Dallas, TX
Alamo Funding LLC	Dallas, TX
Alexanders on Ninth, Inc.	Charlotte, NC
Alie Street Investments Limited	London, U.K.
Alliance Enterprise Corporation	Richardson, TX
Almacenadora Serfin, S.A. de C.V.	Mexico City, Mexico
Almacenadora Somex, S.A. de C.V.	Mexico City, Mexico
Altier LLC	Dallas, TX
Amarillo Lane, Inc.	Dallas, TX
AMB Pier One LLC	San Francisco, CA
America Fund	George Town, Grand Cayman, Cayman Is.
American Financial Service Group, Inc.	Greensboro, NC
Appold Holdings Limited	London, U.K.
Appold Property Management Limited	London, U.K.
Arena Holdings LLC	Charlotte, NC
Arrendadora Bank of America, S.A., Organizacion Auxiliar del Credito, Grupo Financiero Bank of America	Mexico City, Mexico
Ashburn A Corp.	Baltimore, MD
Asian American Merchant Bank Ltd.	Singapore, Singapore
Aspen Lane BT	Las Vegas, NV
Asset Backed Funding Corporation	Charlotte, NC
Aswan Development Associates, LLC	Miami, FL
Aswan Village Associates, LLC	Miami, FL
Atlanta Affordable Housing Fund Limited Partnership	Charlotte, NC
Atlantic Equity Corporation	Chicago, IL
Awenda Financing LLC	Dallas, TX

B&D Phase III LLC	Baltimore, MD
B.A. International (Cayman) Ltd.	George Town, Grand Cayman, Cayman Is.
BA 1998 Partners Associates Fund, L.P.	Chicago, IL
BA 1998 Partners Fund I, L.P.	Chicago, IL
BA 1998 Partners Fund II, L.P.	Chicago, IL
BA 1998 Partners Fund LDC	Chicago, IL
BA 1998 Partners Master Fund I, L.P.	Chicago, IL
BA 1998 Partners Master Fund II, L.P.	Chicago, IL
BA Agency, Inc.	Albuquerque, NM
BA Asia Limited	Hong Kong, PRC
BA Australia Limited	Sydney, New South Wales, Australia
BA Capital Advisors S.r.L.	Milan, Italy
BA Capital Beratungs GmbH	Frankfurt, Germany
BA Capital Company, L.P.	Charlotte, NC

Exhibit 21

Name	Location
BA Card Operations, Inc.	Dover, DE
BA Co-Invest Fund 2001 (Cayman), L.P.	Chicago, IL
BA Co-Invest Fund 2002 (Cayman), L.P.	Chicago, IL
BA Coinvest GP, Inc.	Chicago, IL
BA Direct Investment Fund K, L.P.	Chicago, IL
BA Direct Investment Fund M, L.P.	Chicago, IL
BA Electronic Data Processing (Guangzhou) Ltd.	Guangzhou, PRC
BA Employment Services Limited	George Town, Grand Cayman, Cayman Is.
BA Equity Advisors Sp.zo.o	Warsaw, Poland
BA Equity Holdings, L.P.	Charlotte, NC
BA Equity Investment Company, L.P.	Charlotte, NC
BA Equity Investors, Inc.	Chicago, IL
BA Finance (Hong Kong) Limited	Hong Kong, PRC
BA Finance Ireland Limited	Dublin, Ireland
BA Finance Lease, Inc.	San Francisco, CA
BA Holding Company S.A.	Luxembourg, Luxembourg
BA Insurance Services, Inc.	Baltimore, MD
BA International (Netherlands) B.V.	Amsterdam, The Netherlands
BA International Finance B.V.	Amsterdam, The Netherlands
BA Investments	George Town, Grand Cayman, Cayman Is.
BA Netting Limited	London, U.K.
BA Nominees Limited	Hong Kong, PRC
BA Overseas Holdings	George Town, Grand Cayman, Cayman Is.
BA Partners Fund III, LLC	Chicago, IL
BA Properties, Inc.	Los Angeles, CA
BA Rescarven Holding Company	George Town, Grand Cayman, Cayman Is.
BA SBIC Sub, Inc.	Chicago, IL
BA Securities Australia Limited	Sydney, New South Wales, Australia
BA Securities Limited	Hong Kong, PRC
BA Technology I, LLC	Charlotte, NC
BAC Funding Consortium, Inc.	Miami, FL
BAC NUBAFA, Inc.	San Francisco, CA
BAC Realty LLC	Dallas, TX
BACAP Advisory Partners, LLC	Charlotte, NC
BACAP Alternative Advisors, Inc.	New York, NY
BACAP Alternative Montage Fund, LLC	New York, NY
BACAP Alternative Multi-Strategy Fund, LLC	Charlotte, NC
BACAP Distressed Debt Fund, LLC	New York, NY
BACAP Distributors, LLC	Charlotte, NC
BACAP Diversified Real Estate Fund, L.P.	New York, NY
BACAP Multi-Strategy Hedge Fund, LLC	New York, NY
BACAP Multi-Strategy Hedge Fund, Ltd.	New York, NY
BACAP Opportunity Strategy, LLC	Charlotte, NC
BACF Corporation	Wilton, CT
BACP Europe Fund II, L.P.	Chicago, IL
BACP Europe Fund IV M, L.P.	Chicago, IL
BAEC Investments, L.L.C.	Chicago, IL
BAEP Asia Limited	Curepipe, Mauritius
BAEP Nord I LLC	Chicago, IL
BAEP Nord IA LLC	Chicago, IL
BAEP Nord III LLC	Chicago, IL
BAEP Nord V LLC	Chicago, IL
BAEP Telecommunications Investments, L.L.C.	Chicago, IL
BAK Consolidated Holdings OverSeas Partners	Las Vegas, NV
BAK Consolidated Holdings, Inc.	Las Vegas, NV

Exhibit 21

Name	Location
BALCAP Funding, LLC	San Francisco, CA
BA-MBS LLC	Las Vegas, NV
Bamerilease, Inc.	Phoenix, AZ
BANA (#1) LLC	Charlotte, NC
BANA Residuals, Inc.	Charlotte, NC
Banc of America Advisory Services, LLC	Charlotte, NC
Banc of America Agency of Nevada, Inc.	Las Vegas, NV
Banc of America Agency of Texas, Inc.	Dallas, TX
Banc of America Agency, LLC	Towson, MD
Banc of America Arena Community Development LLC	Charlotte, NC
Banc of America Auto Finance Corp.	Jacksonville, FL
Banc of America Bridge LLC	Charlotte, NC
Banc of America Business Finance Corporation	Tucker, GA
Banc of America California Community Venture Fund, LLC	Chicago, IL
Banc of America Capital Holdings, L.P.	Charlotte, NC
Banc of America Capital Investors SBIC, L.P.	Charlotte, NC
Banc of America Capital Investors, L.P.	Charlotte, NC
Banc of America Capital Management (Ireland), Limited	Dublin, Ireland
Banc of America Capital Management, LLC	Charlotte, NC
Banc of America Capital Markets-Asia, Inc.	Chicago, IL
Banc of America CDC Special Holding Company, Inc.	Charlotte, NC
Banc of America CDE, LLC	Baltimore, MD
Banc of America CLO Corporation II	Dallas, TX
Banc of America Co-Invest Fund 2001, L.P.	Chicago, IL
Banc of America Co-Invest Fund 2002, L.P.	Chicago, IL
Banc of America Commercial Finance Corporation	Wilton, CT
Banc of America Commercial Mortgage, Inc.	Charlotte, NC
Banc of America Commercial, LLC	Tucker, GA
Banc of America Community Development Corporation	Charlotte, NC
Banc of America Community Holdings, Inc.	Charlotte, NC
Banc of America Community Housing Investment Fund II LLC	Chicago, IL
Banc of America Community Housing Investment Fund LLC	Chicago, IL
Banc of America Development, Inc.	Charlotte, NC
Banc of America E-Commerce Holdings, Inc.	Charlotte, NC
Banc of America Energy & Power Facilities Leasing I, Inc.	San Francisco, CA
Banc of America Facilities Leasing, LLC	San Francisco, CA
Banc of America Financial Products, Inc.	Chicago, IL
Banc of America FSC Holdings, Inc.	San Francisco, CA
Banc of America Funding Corporation	Charlotte, NC
Banc of America Funding LLC	Charlotte, NC
Banc of America Futures, Incorporated	Chicago, IL
Banc of America Historic Capital Assets LLC	Charlotte, NC
Banc of America Historic Ventures, LLC	Charlotte, NC
Banc of America Insurance Group, Inc.	San Diego, CA
Banc of America Insurance Services, Inc.	Baltimore, MD
Banc of America Investment Leasing Co., Ltd.	Tokyo, Japan
Banc of America Investment Services, Inc.	Charlotte, NC
Banc of America Large Loan, Inc.	Dover, DE
Banc of America Leasing & Capital, LLC	San Francisco, CA

Exhibit 21

Name	Location
Banc of America Leasing Commercial Markets, Inc.	Wilmington, DE
Banc of America Leasing Commercial Markets, LLC	Wilmington, DE
Banc of America Management Corporation	Wilton, CT
Banc of America Management LLC I	Chicago, IL
Banc of America Mezzanine Capital LLC	Charlotte, NC
Banc of America Mortgage Capital Corporation	Charlotte, NC
Banc of America Mortgage Securities, Inc.	Charlotte, NC
Banc of America Neighborhood Services Corporation	Charlotte, NC
Banc of America Preferred Funding Corporation	Dallas, TX
Banc of America Public and Institutional Financial Funding, LLC	San Francisco, CA
Banc of America Securities (India) Private Limited	Mumbai, India
Banc of America Securities Canada Co.	Halifax, Nova Scotia
Banc of America Securities Canada Holding Corp.	Charlotte, NC
Banc of America Securities Ireland	Dublin, Ireland
Banc of America Securities Limited	London, U.K.
Banc of America Securities LLC	Charlotte, NC
Banc of America Securities, Casa de Bolsa, S.A. de C.V., Grupo Financiero Bank of America	Mexico City, Mexico
Banc of America Securities-Japan, Inc.	Tokyo, Japan
Banc of America Strategic Solutions, Inc.	Charlotte, NC
Banc of America Strategic Solutions, LLC	Charlotte, NC
Banc of America Structured Notes, Inc.	Charlotte, NC
Banc of America Technology Investments, Inc.	Charlotte, NC
Banca Serfin, S.A.	Mexico City, Mexico
BancAmerica Capital Holdings II, L.P.	Chicago, IL
BancAmerica Capital Investors II, L.P.	Chicago, IL
BancAmerica Capital Investors SBIC II, L.P.	Chicago, IL
BancAmerica Coinvest Fund 2000, L.P.	Chicago, IL
Banco Santander Mexicano, S.A.	Mexico City, Mexico
Bank IV Affordable Housing Corporation	Charlotte, NC
Bank of America—Brasil S.A. (Banco Multiplo)	Sao Paulo, Brazil
Bank of America (Asia) Limited	Hong Kong, PRC
Bank of America (Hawaii) Insurance Agency, Inc.	Honolulu, HI
Bank of America (Jersey) Limited	St. Helier, Jersey, Channel Islands
Bank of America (Macau) Limited	Macau
Bank of America ACH Association	San Francisco, CA
Bank of America Brasil Holdings Ltda.	Sao Paulo, Brazil
Bank of America California, National Association	San Francisco, CA
Bank of America Canada	Toronto, Ontario, Canada
Bank of America Canada Specialty Group Ltd.	Mississauga, Ontario, Canada
Bank of America Capital Advisors LLC	Chicago, IL
Bank of America Capital Corporation	Chicago, IL
Bank of America Corporation	Charlotte, NC
Bank of America Foundation, Inc., The	Atlanta, GA
Bank of America Fund	George Town, Grand Cayman, Cayman Is.
Bank of America Georgia, National Association	Atlanta, GA
Bank of America Malaysia Berhad	Kuala Lumpur, Malaysia
Bank of America Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Bank of America	Mexico City, Mexico
Bank of America Mortgage Securities, Inc.	Charlotte, NC
Bank of America Oregon, National Association	Portland, OR
Bank of America Overseas Corporation	Charlotte, NC
Bank of America Reinsurance Corporation	Burlington, VT
Bank of America Securitization Investment Trust LLC	Wilmington, DE

Exhibit 21

Name	Location
Bank of America Singapore Limited	Singapore, Singapore
Bank of America Technology and Operations, Inc.	Charlotte, NC
Bank of America Trust and Banking Corporation (Cayman) Limited	George Town, Grand Cayman, Cayman Is.
Bank of America Trust Company of Delaware, National Association	Greenville, DE
Bank of America Ventures	Foster City, CA
Bank of America, National Association	Charlotte, NC
Bank of America, National Association (USA)	Phoenix, AZ
BankAmerica Acceptance Corp.	San Diego, CA
BankAmerica Capital I	Charlotte, NC
BankAmerica Capital II	Charlotte, NC
BankAmerica Capital III	Charlotte, NC
BankAmerica Capital IV	Charlotte, NC
BankAmerica Institutional Capital A	San Francisco, CA
BankAmerica Institutional Capital B	San Francisco, CA
BankAmerica International Financial Corporation	San Francisco, CA
BankAmerica International Investment Corporation	Chicago, IL
BankAmerica Investment Corporation	Chicago, IL
BankAmerica Nominees (1993) Pte Ltd.	Singapore, Singapore
BankAmerica Nominees (Hong Kong) Ltd.	Hong Kong, PRC
BankAmerica Nominees (Singapore) Pte. Ltd.	Singapore, Singapore
BankAmerica Nominees Limited (London)	London, U.K.
BankAmerica Realty Finance, Inc.	Los Angeles, CA
BankAmerica Realty Services, Inc.	San Francisco, CA
Bankamerica RepresentaCAO e Servicos Ltda.	Sao Paulo, Brazil
BankAmerica Special Assets Corporation	San Francisco, CA
BankAmerica Trust and Banking Corporation (Bahamas) Limited	Nassau, Bahamas
BankAmerica Trust Company (Hong Kong) Limited	Hong Kong, PRC
BAR Litigation, LLC	Wilmington, DE
Barnett Bank Premises Company—Brickell	Jacksonville, FL
Barnett Capital I	Jacksonville, FL
Barnett Capital II	Jacksonville, FL
Barnett Capital III	Jacksonville, FL
Barnett Southside Land, Inc.	Charlotte, NC
Barrow Ltd.	George Town, Grand Cayman, Cayman Is.
Bartlett Park Neighborhood Redevelopment, L.C.	Tampa, FL
BAS Alternative Management, LLC	San Francisco, CA
BAS Capital Funding Corporation	Chicago, IL
BAS Oak Management, LLC	San Francisco, CA
BAS Oak X, LLC	San Francisco, CA
BAS Securitization LLC	Charlotte, NC
BAS/SOFI Management, LLC	New York, NY
BAS/SOFI VI, LLC	New York, NY
BASCFC-Maxcom Holdings I, LLC	Chicago, IL
BAVP, LP	Foster City, CA
Bay 2 Bay Leasing LLC	San Francisco, CA
BBI Merchant Processing Company, LLC	Charlotte, NC
Belmont Heights Development Company, L.C.	Tampa, FL
BIRMSON, L.L.C.	Wilton, CT
Biscayne Apartments, Inc.	Atlanta, GA
BJCC, Inc.	Wilton, CT
Black Business Investment Fund of Central Florida, Inc.	Orlando, FL

Exhibit 21

Name	Location
Blue Ridge Investments, L.L.C.	Charlotte, NC
Blue Spruce Investments, GP	Las Vegas, NV
BoA Beteiligungs GmbH	Frankfurt, Germany
BoA Consulting GmbH & Co. KG	Frankfurt, Germany
BoA Consulting Verwaltungs GmbH	Frankfurt, Germany
BoA Netherlands Cooperatieve U.A.	Amsterdam, The Netherlands
BoA Treuhand GmbH & Co. KG	Frankfurt, Germany
BOA/Mermart Joint Venture	San Diego, CA
Boatmen's Insurance Agency, Inc.	St. Louis, MO
BofA Investment Company S.A.	Buenos Aires, Argentina
Bond Products Depositor LLC	Charlotte, NC
Boundary Peak Investments GP	Las Vegas, NV
Brazilian Financial Services, Inc.	San Francisco, CA
Brazos VPP Limited Partnership	Dallas, TX
Bristlecone Park LLC	Las Vegas, NV
Brockman Investments LLC	Wilmington, DE
Burton Road Development Partners, LLC	Atlanta, GA

C&S Premises, Inc.	Atlanta, GA
C&S Premises-SPE, Inc.	Atlanta, GA
Cabot Investments	London, U.K.
California Environmental Redevelopment Fund, LLC	Sacramento, CA
Calnevari Holdings, Inc.	Las Vegas, NV
Calstock Holdings LLC	Las Vegas, NV
Calstock Partners	Las Vegas, NV
Canaan Collaborative Limited Partnership, The	Houston, TX
CAP Development Company, LLC	Tampa, FL
Capital Courts Corporation	Washington, DC
Capital Crossing Development Corporation	Suitland, MD
Carlton Court CDC, Inc.	Dallas, TX
Carlton Court Limited Partnership	Dallas, TX
Carolina Investments Limited	London, U.K.
Carolina Mountain Holding Company	Charlotte, NC
Casa de Bolsa Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Castle Bay REIT	Dallas, TX
Castle Lofts, L.P.	Kansas City, MO
Castlepoint, L.L.C.	St. Louis, MO
Cathedral Gorge Management LLC	Las Vegas, NV
CBD, L.L.C.	St. Louis, MO
Centerpoint Development LLC	Baltimore, MD
Centrex Capital Corp.	Jacksonville, FL
Centro Comercial Zacatecas, S.A. de C.V.	Mexico City, Mexico
Ceramica International Holdings S.a.r.L.	Luxembourg, Luxembourg
Charlotte Affordable Housing LLC, The	Charlotte, NC
Charlotte Gateway Village, LLC	Charlotte, NC
Charlotte Transit Center, Inc.	Charlotte, NC
Chase Federal Housing Corporation	Baltimore, MD
Chase I, Inc.	Miami, FL
ChaseFed Insurance Co.	Miami, FL
Chepstow Holdings of Delaware, Inc.	Las Vegas, NV
Chepstow Real Estate Investment Trust	Las Vegas, NV
Chepstow TRS, Inc.	Las Vegas, NV
Cherry Affordable Housing Corp.	Charlotte, NC
Church Street Housing Partners I, LLC	Orlando, FL
Church Street Retail Partners I, LLC	Orlando, FL

Exhibit 21

Name	Location
CIC Trading, S.A.	Buenos Aires, Argentina
City Hall Lofts, L.P.	Kansas City, MO
CIVC Partners Fund IIIA, L.P.	Chicago, IL
CIVC Partners Fund, L.P.	Chicago, IL
CIVC Partners Fund, LLC	Chicago, IL
Clark Street Redevelopment Corporation	St. Louis, MO
Clipper Mill Federal LLC	Baltimore, MD
Cloudy Bay LLC	Las Vegas, NV
Cold Feet, L.L.C.	Chicago, IL
Colonial Funding LLC	Charlotte, NC
Community Reinvestment Group, L.C.	Fort Lauderdale, FL
Conestoga Trail REIT	Dallas, TX
Contacto Serfin, S.A. de C.V.	Mexico City, Mexico
Continental Finanziaria S.P.A.	Milan, Italy
Continental Illinois Venture Corporation	Chicago, IL
Continental Information & Technology Services Co. S.A.	Buenos Aires, Argentina
Continental Partners Group, Inc.	Chicago, IL
Continental Servicios Corporativos, S.A. de C.V.	Mexico City, Mexico
Core Bond Products LLC	Charlotte, NC
Corporate Leasing Facilities Limited	London, U.K.
Courtyards Apartments II, Inc.	Charlotte, NC
Courtyards Apartments, Inc.	Atlanta, GA
Covation LLC	Atlanta, GA
Coventry Village Apartments, Inc.	Nashville, TN
Crockett Funding II, Inc.	Dallas, TX
Crockett Funding LLC	Dallas, TX
Crown Point Investments LP	Las Vegas, NV
Crystal Peak Investments GP	Las Vegas, NV
CSC Associates, L.P.	Marietta, GA
CSF Holdings, Inc.	Tampa, FL
CSI Holdings, Inc.	Charlotte, NC
Cupples Development Phase I, L.L.C.	St. Louis, MO
Cupples Development, L.L.C.	St. Louis, MO
Cupples Garage, L.L.C.	St. Louis, MO
Cypress Point Trading LLC	Charlotte, NC

D.P. Park LLC	Wilmington, DE
Dalespring Corporation	Baltimore, MD
Dallas Fort Worth Affordable Housing, LLC	Dallas, TX
Delivery Funding, LLC	Charlotte, NC
DFO Partnership	San Francisco, CA
Diamond Springs Trading LLC	Charlotte, NC
Dill Avenue Redevelopment Partnership, LLC	Atlanta, GA
Douglass Road LLC	Washington, DC

East Nashville Housing, LLC	Nashville, TN
Eban Incorporated	Dallas, TX
Eban Village I, Ltd.	Dallas, TX
Eban Village II, Ltd.	Dallas, TX
Echo Canyon Park LLC	Las Vegas, NV
Edmondson Gardens LLC	Baltimore, MD
Elko Park, Inc.	Dallas, TX
Elmfield Investments Limited	London, U.K.
Elmsleigh Funding, Ltd.	George Town, Grand Cayman, Cayman Is.

Exhibit 21

Name	Location
Endeavour, LLC	Babylon, NY
EQCC Asset Backed Corporation	Las Vegas, NV
EQCC Receivables Corporation	Las Vegas, NV
EquiCredit Corporation of America	Jacksonville, FL
Equity/Protect Reinsurance Company	Jacksonville, FL
ESP Financial Services LLC	San Diego, CA
Export Funding Corporation	Charlotte, NC

Factoring Santander Serfin, S.A. de C.V.	Mexico City, Mexico
Fallon Lane II, Inc.	Dallas, TX
Fallon Lane LLC	Dallas, TX
Fideicomiso GSSLPT	Mexico City, Mexico
Financial ServiceSolutions Information Systems, LLC	Charlotte, NC
Financial ServiceSolutions, LLC	Charlotte, NC
FinancialOxygen, Inc.	Walnut Creek, CA
First Coast Black Business Investment Corporation	Jacksonville, FL
First Mortgage Corporation	Dallas, TX
First Ward Place, LLC	Charlotte, NC
Fleetwood Credit Receivables Corp.	Alpharetta, GA
FKF, Inc.	Des Moines, IA
Florida Affordable Housing 1998, L.L.C.	Charlotte, NC
Fomento Cultural Santander Mexicano, A.C.	Mexico City, Mexico
Fonlyser, S.A. de C.V.	Mexico City, Mexico
Framework, Inc.	Tarrytown, NY

Gaskell Management LLC	Las Vegas, NV
Gatwick LLC	Dallas, TX
General Fidelity Insurance Company	San Diego, CA
General Fidelity Life Insurance Company	San Diego, CA
Germany Telecommunications 1 S.a.r.L	Luxembourg, Luxembourg
Gestion Santander Mexico, S.A. de C.V.	Mexico City, Mexico
Glacier Point (Philippines), Inc.	Makati, Philippines
Gleneagles Trading LLC	Charlotte, NC
GLM Investments, Inc.	Charlotte, NC
Goldbourne Park Limited	Dublin, Ireland
Golden Gate Investments S.A.	Bogota, Colombia
Golden Stella Investments GP	Las Vegas, NV
Grace Church European Investments Company	Charlotte, NC
Grand Rock, L.L.C.	St. Louis, MO
Granite Point LLC	Las Vegas, NV
Greenwood Apartments, LLC	Tampa, FL
GregCo, Inc.	Charlotte, NC
Groom Lake, LLC	Las Vegas, NV
Grupo Financiero Bank of America, S.A. de C.V.	Mexico City, Mexico
Grupo Financiero Santander Serfin, S.A. de C.V.	Mexico City, Mexico
GTVBI, Inc.	Chicago, IL

Harbilan Corporation	Charlotte, NC
Harbour Directors I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Directors II Limited	George Town, Grand Cayman, Cayman Is.
Harbour Nominees Ltd.	George Town, Grand Cayman, Cayman Is.
Harbour Secretaries I Limited	George Town, Grand Cayman, Cayman Is.
Harbour Town Funding LLC	Charlotte, NC
Harbour Town Funding Trust	Wilmington, DE
Harlem Gardens LP	Baltimore, MD
Harlem Park Development LLC	Baltimore, MD
Harper Farm M Corp.	Baltimore, MD

Exhibit 21

Name	Location
Heathrow LLC	Dallas, TX
Heathrow, Inc. II	Dallas, TX
Hedges S.A.	Buenos Aires, Argentina
High Point Estates, LLC	Atlanta, GA
Historic District Redevelopment Partnership	Atlanta, GA
Historic Ellison, L.P.	Kansas City, MO
Historic Munsey LLC	Baltimore, MD
Hobson Park LLC	Las Vegas, NV
Holly Spring Meadows LLC	Forestville, MD
HomeFocus Services, LLC	St. Louis, MO
HomeFocus Tax Services, LLC	Richmond, VA
Hornby Lane Limited	Dublin, Ireland
Housing Southern California, LLC	Charlotte, NC
Huxley 2000-1, LLC	San Francisco, CA
Huxley 2000-3, LLC	San Francisco, CA
Huxley 2000-4, LLC	San Francisco, CA
Huxley Management, LLC	San Francisco, CA

InCapital Europe Limited	London, U.K.
Incapital Holdings, LLC	Chicago, IL
InCapital, LLC	Chicago, IL
Inchroy Credit Corporation Limited	Hong Kong, PRC
Independence Plaza General Partner, Inc.	St. Louis, MO
Independence Plaza Homes, L.L.C.	Kansas City, MO
Independence Plaza, L.P.	St. Louis, MO
Inmobiliaria de Lerma y Amazonas, S.A. de C.V.	Mexico City, Mexico
Instituto Serfin, A.C.	Mexico City, Mexico
Integrion Financial Network, LLC	Herndon, VA
Intrepid Funding Master Trust	Wilmington, DE
InverAmerica S.A.	Santa Fe de Bogota, Colombia
Inversiones y Negocios Fiduciarios S.A.	Buenos Aires, Argentina
InvestAmerica S.A.	Santiago, Chile
Irving Park, Inc.	Dallas, TX
Island Funding, Ltd.	Dallas, TX
Ismael I, Inc.	George Town, Grand Cayman, Cayman Is.
IX Holdings, L.L.C.	Chicago, IL

Jawbridge Finance, Inc.	Dallas, TX
JCCA, Inc.	Wilton, CT
Jeffries-Meyers Revitalization Ltd.	Dallas, TX
Jupiter Funding Trust	Wilmington, DE
Jupiter Loan Funding LLC	Charlotte, NC
Justin, Inc.	George Town, Grand Cayman, Cayman Is.

K.C. Acquisitions, L.L.C.	Kansas City, MO
Kaldi Funding LLC	Charlotte, NC
Kauai Hotel, L.P.	Los Angeles, CA
Kenilworth Industrial Park Limited Liability Company	Washington, DC
Kenilworth-Burroughs Limited Partnership	Washington, DC
Klondike Management LLC	Las Vegas, NV

L/G Redevelopment, LLC	Nashville, TN
Laredo Partners	Dallas, TX
LaSalle Street Natural Resources Corporation	Dallas, TX
Latin America Funding, Inc.	Dallas, TX
LBC Limited	Nassau, Bahamas
Lee County Holdings Company	Tampa, FL

Exhibit 21

Name	Location
Lily River Investments, Ltd.	George Town, Grand Cayman, Cayman Is.
Links at Eastwood LLC, The	Charlotte, NC
Lyndhurst Properties Corp.	Jacksonville, FL

“M&M Realty, Inc.”	St. Louis, MO
Madison Park A Corp.	Baltimore, MD
Main Place Funding, LLC	Charlotte, NC
Manele Bay I Limited	St. Helier, Jersey, Channel Islands
Manele Bay II Limited	St. Helier, Jersey, Channel Islands
Marsico Capital Management, LLC	Denver, CO
Marsico Fund Advisors, LLC	Denver, CO
Marsico Management Holdings, L.L.C.	Charlotte, NC
Mayfair Partners	Dallas, TX
Mazestake Limited	London, U.K.
MBG Trust	Wilmington, DE
MBHD, LLC	Nashville, TN
Mecklenburg Park, Inc.	Dallas, TX
Medina Lane, Inc.	Dallas, TX
MESBIC Ventures, Inc.	Richardson, TX
Metro-Broward Capital Corporation	Ft. Lauderdale, FL
Michigan Place, LLC	Chicago, IL
Microlending S.A.	Buenos Aires, Argentina
Middletown Finance, Inc.	Dallas, TX
Midwest Affordable Housing 1997-1, L.L.C.	Charlotte, NC
Misty Waters Apartments, Inc.	Atlanta, GA
MN World Trade Corporation	Baltimore, MD
MNC Affiliates Group, Inc.	Washington, DC
MNC American Corporation	Birmingham, AL
MNC Credit Corp	Washington, DC
Mobley Park Apartments, L.C.	Tampa, FL
MOIL Corporation	Wilton, CT
Montage Select LLC	San Francisco, CA
MortgageRamp Associates, LLC	San Francisco, CA
MortgageRamp Investment, LLC	San Francisco, CA
Mt. Mitchell Capital Funding, LLC	New York, NY
Mt. Mitchell Holdings, Inc.	New York, NY
Mt. Mitchell Holdings, LLC	Charlotte, NC
Muirfield Trading LLC	Charlotte, NC
Multi-Family Housing Investment Fund I, LLC	Charlotte, NC

N.B. (Bahamas) Ltd.	Nassau, Bahamas
Nations Argentina, S.A.	Buenos Aires, Argentina
Nations Europe Limited	London, U.K.
Nations High Yield Bond Fund (Offshore)	George Town, Grand Cayman, Cayman Is.
Nations International Value Fund (Offshore)	George Town, Grand Cayman, Cayman Is.
Nations Marsico Focused Equities Fund (Offshore)	George Town, Grand Cayman, Cayman Is.
Nations Marsico Growth Fund (Offshore)	George Town, Grand Cayman, Cayman Is.
NationsBanc Business Credit, Inc.	Tucker, GA
NationsBanc Insurance Company, Inc.	Charlotte, NC
NationsBanc Leasing & R.E. Corporation	Charlotte, NC
NationsBanc Montgomery Holdings Corporation	Charlotte, NC
NationsBank CLO Funding Corp.	Dallas, TX
NationsBank International Trust (Jersey) Limited	Saint Helier, Jersey, Channel Islands
NationsCommercial Corp.	Dallas, TX
NationsCredit Financial Services Corporation	Irving, TX

Exhibit 21

Name	Location
NationsCredit Home Equity ABS Corporation	Irving, TX
NationsCredit Insurance Agency, Inc.	Irving, TX
NationsCredit Securitization Corporation	Alpharetta, GA
Nations-CRT Hong Kong, Limited	Hong Kong, PRC
NB Capital Trust I	Charlotte, NC
NB Capital Trust II	Charlotte, NC
NB Capital Trust III	Charlotte, NC
NB Capital Trust IV	Charlotte, NC
NB Finance Lease, Inc.	Tucker, GA
NB Financial Trading (Ireland) Limited	Dublin, Ireland
NB Funding Company LLC	Charlotte, NC
NB Holdings Corporation	Charlotte, NC
NB International Finance B.V.	Amsterdam, The Netherlands
NB Partner Corp.	Charlotte, NC
NBCDC Osborne, Inc.	Tampa, FL
NBRE Realty LLC	Las Vegas, NV
NCNB Lease Atlantic, Inc.	Wilmington, DE
Nevin Rd Associates LLC	Raleigh, NC
Nevis Investments Limited	George Town, Grand Cayman, Cayman Is.
New Haven Limited Partnership	Dallas, TX
Newchurch European Investments Company	Las Vegas, NV
Nexus—Banc of America Fund I-M, L.P.	Chicago, IL
Nexus Partners Argentina S.A.	Buenos Aires, Argentina
NMS Capital, L.P.	New York, NY
NMS Services (Cayman) Inc.	George Town, Grand Cayman, Cayman Is.
NMS Services, Inc.	New York, NY
NMS/Oak VIII, LLC	San Francisco, CA
North Carolina Historic Ventures, LLC	Charlotte, NC
NorthRoad Capital Management LLC	New York, NY
Northwest Florida Black Business Investment Corporation	Tallahassee, FL
Nubia Redevelopment Partnership	Dallas, TX
NZA Overseas Funding	Las Vegas, NV

Oak Park at Nations Ford LLC	Charlotte, NC
Oakland Trace Redevelopment, L.C.	Jacksonville, FL
Oakmont Mortgage Company, Inc.	Woodland Hills, CA
Odessa Park, Inc.	Dallas, TX
Old Heritage New Homes, Ltd.	Dallas, TX
Old Sterling Street REIT	Dallas, TX
Olympic Funding Trust, Series 1999-1	Wilmington, DE
Operadora de Derivados Serfin, S.A. de C.V.	Mexico City, Mexico
Orchards Subdivision, LLC, The	Atlanta, GA
Orix Funding LLC	Charlotte, NC
Osborne Landing, Ltd.	Tampa, FL
Oshkosh/McNeilus Financial Services Partnership	Dodge Center, MN
Overseas Lending Corporation	San Francisco, CA
Oxford Manor Apartments GP LLC	Washington, DC

Pacale, S.A. de C.V.	Mexico City, Mexico
Pacesetter/MVHC, Inc.	Richardson, TX
Padovano Investments	George Town, Grand Cayman, Cayman Is.
PA-Dritte WTP Beteiligungsverwaltungs GmbH	Vienna, Austria
Palm Beach County Black Business Investment Corporation	Riviera Beach, FL

Exhibit 21

Name	Location
Paradise Funding, Ltd.	George Town, Grand Cayman, Cayman Is.
Park at Hillside, LLC, The	Nashville, TN
Park at Lakewood, L.L.C., The	Atlanta, GA
PDE, Inc.	George Town, Grand Cayman, Cayman Is.
Perissa LLC	San Francisco, CA
Piccadilly Financing LLC	Dallas, TX
Pine Oaks/Mesquite, Inc.	Dallas, TX
Pinehurst Trading, Inc.	Charlotte, NC
Pinyon Park LLC	Las Vegas, NV
Pitchfork, LLC	Chicago, IL
PJM Office Building, LLC	Baltimore, MD
PJM Retail Center, LLC	Baltimore, MD
Plano Partners	Dallas, TX
PNB Securities Corporation	Los Angeles, CA
Poplar Partners	Dallas, TX
Portfolio Financial Servicing Company	Portland, OR
Power Equities, Inc.	Richardson, TX
PPM Shadow Creek Funding LLC	Charlotte, NC
PPM Spyglass Funding Trust	Wilmington, DE
PRLAP, Inc. (Alaska Corporation)	Juneau, AK
PRLAP, Inc. (Missouri Corporation)	Clayton, MO
PRLAP, Inc. (North Carolina Corporation)	Charlotte, NC
PRLAP, Inc. (Tennessee Corporation)	Knoxville, TN
PRLAP, Inc. (Texas Corporation)	Dallas, TX
PRLAP, Inc. (Virginia Corporation)	Richmond, VA
PRLAP, Inc. (Washington Corporation)	Seattle, WA
Prodigy Holdings Private Limited	Curepipe, Mauritius
PT Development, LLC	Nashville, TN
Puritan Mill, LLC	Atlanta, GA
Pydna Corporation	San Francisco, CA

QBE Hongkong & Shanghai Insurance Limited	Hong Kong, PRC
Queen City Partnership	Dallas, TX

RCL Holdings LLC	Chicago, IL
Red River Park, Inc.	Dallas, TX
Regent Street II, Inc.	Dallas, TX
RepublicBank Insurance Agency, Inc.	Dallas, TX
Reynoldstown Rising, LLC	Atlanta, GA
Ritchie Court M Corporation	Baltimore, MD
Riverfront Partners, LLC	Tampa, FL
Riviera Funding LLC	Charlotte, NC
Rockhill Park LLC	Las Vegas, NV
Rockwell Resources, Inc.	Charlotte, NC
Rosebank Meadows Subdivision, LLC	Nashville, TN
Rosedale General Partner, LLC	Baltimore, MD
Rosedale Terrace Limited Partnership	Baltimore, MD
Rotunda Partners II, LLC	Oakland, CA
Royal Oaks, L.L.C.	Jacksonville, FL
Ruby Aircraft Leasing and Trading Limited	London, U.K.
Ruby Lake LLC	Las Vegas, NV
Rye Grass LLC	Las Vegas, NV

Santander Mexicano, S.A. de C.V. Afore	Mexico City, Mexico
Savannah at Washington Park, LLC	Fayetteville, GA
Savoie Holdings S.a.r.l.	Luxembourg, Luxembourg

Exhibit 21

Name	Location
Sawgrass Trading LLC	Charlotte, NC
SB Holdings, Inc.	Las Vegas, NV
SBGP, LLC	Dallas, TX
SCCP I GP, LLC	Baltimore, MD
SCI Holdings Corporation	Baltimore, MD
SCIC Properties, LLC	Baltimore, MD
SCIC Riverwalk, LLC	Baltimore, MD
SCIC San Antonio II, LLC	Baltimore, MD
Scossa Management LLC	Las Vegas, NV
Sea Pines Funding LLC	Charlotte, NC
Seabrook Operations, Inc.	Atlanta, GA
Seafirst America Corporation	Seattle, WA
Seafirst Insurance Corporation	Bellevue, WA
Seafirst Leasing Company	Seattle, WA
Seaview of Seabrook, Inc.	Atlanta, GA
Securilease BV	Amsterdam, The Netherlands
Securitization Funding Corporation	Dallas, TX
Security Pacific Australian Assets Limited	Sydney, New South Wales, Australia
Security Pacific Capital Leasing Corporation	San Francisco, CA
Security Pacific EuroFinance Holdings, Inc.	San Francisco, CA
Security Pacific EuroFinance, Inc.	San Francisco, CA
Security Pacific Hong Kong Holdings Limited	Hong Kong, PRC
Security Pacific Housing Services, Inc.	San Diego, CA
Security Pacific Lease Finance (Europe) Inc.	San Francisco, CA
Security Pacific Leasing Corporation	San Francisco, CA
Security Pacific Overseas Investment Corporation	San Francisco, CA
Seguros Santander Mexicano, S.A.	Mexico City, Mexico
Seguros Serfin, S.A.	Mexico City, Mexico
Seminole Funding LLC	Charlotte, NC
Service-Wright Corporation	Washington, DC
Servicios Corporativos de Seguros Serfin, S.A. de C.V.	Mexico City, Mexico
Servicios Corporativos Serfin, S.A. de C.V.	Mexico City, Mexico
Servicios Integrales y Equipamiento S. de R.L. de C.V.	Mexico City, Mexico
Seventh Street Holdings of Delaware, Inc.	Las Vegas, NV
Seventh Street REIT, Inc.	Las Vegas, NV
Seventh Street TRS, Inc.	Las Vegas, NV
Sherwood Terrace Apartments, Inc.	Atlanta, GA
Sierra Nevada Realty, G.P.	Las Vegas, NV
Silicon Holdings LLC	Chicago, IL
Silver Management Company	Las Vegas, NV
Silver Management Holding Company	Las Vegas, NV
Sociedad de Consultoria Administrativa, S.A. de C.V.	Mexico City, Mexico
SOP M Corp.	Baltimore, MD
South Charles Capital Partners I, L.P.	Baltimore, MD
South Charles Investment Corporation	Baltimore, MD
South Charles Realty Corp	Baltimore, MD
Southern Dallas Development Fund, Inc.	Dallas, TX
Sovran Capital Management Corporation	Richmond, VA
SPAA Leasing Corporation	San Francisco, CA
Sparks Management LLC	Las Vegas, NV
Spotted Horse Holdings, Inc.	Cheyenne, WY
Springfield Finance and Development Corporation	Springfield, MO
Spruce Bay Limited	George Town, Grand Cayman, Cayman Is.
Spruce Street I, L.L.C.	St. Louis, MO
SRF 2000, Inc.	Charlotte, NC
SRF Trading, Inc.	Las Vegas, NV

Exhibit 21

Name	Location
SRV-Highland, Inc.	Miami, FL
St. Johns Place, L.C.	Jacksonville, FL
Stamford Investors GP LLC	Dover, DE
Stamford Investors LLC	Dover, DE
Stanton Road Housing LLC	Washington, DC
Stanwich Loan Funding LLC	Charlotte, NC
Statewide Administrative Services, Inc.	Tucker, GA
Steppington/Dallas, Inc.	Dallas, TX
Stonegate Meadows, L.P.	Kansas City, MO
Summerhill Redevelopment Partners, LLC	Atlanta, GA
Sunset Hill Corporation	Baltimore, MD
SunStar Acceptance Corporation	Atlanta, GA
Sweet River Investments, Ltd.	George Town, Grand Cayman, Cayman Is.
Sweeting Associates, LLC	Miami, FL
Sycamore Green Condominium, LLC	Charlotte, NC
Sycamore Green, LLC	Charlotte, NC

Tabono Joint Venture, The	Dallas, TX
Tabono Partnership II, Ltd.	Dallas, TX
Tampa Bay Black Business Investment Corporation, Inc.	Tampa, FL
Tasman LLC	Ft. Worth, TX
Terrigal LLC	Dallas, TX
Terry Street Redevelopment Limited Liability Company	Atlanta, GA
Third Ward Neighborhood Development Association	Charlotte, NC
Three Commercial Place Associates	Norfolk, VA
Tikkurila Holdings S.a.r.l.	Luxembourg, Luxembourg
Titulos Rioplatenses S.A.	Montevideo, Uruguay
TLC, L.C.	Jacksonville, FL
T-Oaks Apartments, Inc.	Atlanta, GA
Tonopah, LLC	Las Vegas, NV
Topanga II Inc.	George Town, Grand Cayman, Cayman Is.
Topanga III Inc.	George Town, Grand Cayman, Cayman Is.
Topanga Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IV Inc.	George Town, Grand Cayman, Cayman Is.
Topanga IX Inc.	George Town, Grand Cayman, Cayman Is.
Topanga V Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga VIII Inc.	George Town, Grand Cayman, Cayman Is.
Topanga X Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XI Inc.	George Town, Grand Cayman, Cayman Is.
Topanga XV Inc.	George Town, Grand Cayman, Cayman Is.
Town Park Associates, LLC	Miami, FL
Trade Street Auction Rate Funding, LLC	Charlotte, NC
Transit Holding, Inc.	San Francisco, CA
Transit Leasing Corporation	San Francisco, CA
Trenton Park Apartments Limited Partnership	Washington, DC
Trenton Park Housing, LLC	Washington, DC
TriStar Communications, Inc.	San Francisco, CA
Trunoms, Limited	Nassau, Bahamas
Tryon Assurance Company, Ltd.	Hamilton, Bermuda
TSL Holdings LLC	Chicago, IL
Tucker Commercial Lease Funding, LLC	San Francisco, CA
Turtle Hill GP LLC	Kansas City, MO

Exhibit 21

Name	Location
Turtle Hill Townhomes, L.P.	Kansas City, MO
Tyler Trading, Inc.	Las Vegas, NV

Ulysses Leasing Limited	St. Helier, Jersey, Channel Islands
Union Realty and Securities Company	St. Louis, MO
United States Airlease Holding, Inc.	San Francisco, CA
University Lofts Associates, L.P.	St. Louis, MO
University Lofts Development, L.L.C.	St. Louis, MO
Urban Housing/JBH Apartments, L.P.	San Diego, CA
Urban Mecca I, LLC	Atlanta, GA

Varese Holdings S.ar.l.	Luxembourg, Luxembourg
Venco, B.V.	George Town, Grand Cayman, Cayman Is.
Vernon Park LLC	Las Vegas, NV
Vertical Capital, LLC	New York, NY
Viewpointe Archive Services, L.L.C.	Charlotte, NC
Villages of La Costa Southwest, L.L.C.	San Diego, CA
Vine Street Lofts, L.P.	Kansas City, MO
Vine Street Place, L.L.C.	Kansas City, MO
Vine Street Views, L.L.C.	Kansas City, MO
Viva Associates, LLC	San Francisco, CA
Viva Investment, LLC	San Francisco, CA

Washington View (H) Corporation	Charlotte, NC
Washington Wheatley Neighorhood Partnership	Kansas City, MO
Washoe Lake LLC	Las Vegas, NV
WCH Limited Partnership	Dallas, TX
WCSA Development, L.L.C.	St. Louis, MO
WCSA Homes II L.P.	St. Louis, MO
Wellington Land Company, Inc.	Baltimore, MD
Wellington Park/Lewisville, Inc.	Dallas, TX
Wellston Homes General Partner, L.L.C.	Clayton, MO
Wellston Homes, L.P.	St. Louis, MO
Wendover Lane II, Inc.	Dallas, TX
Wendover Lane LLC	Dallas, TX
West End, L.L.C.	St. Louis, MO
West Trade, LLC	Charlotte, NC
West Trade/Sycamore Street, LLC	Charlotte, NC
Westview Terrace Apartments, L.L.C.	Miami, FL
White Ridge Investment Advisors LLC	New York, NY
White Ridge Investments Limited	London, U.K.
Wickliffe A Corp.	Baltimore, MD
Willowemoc Partners	Las Vegas, NV
Winged Foot Funding Trust	Wilmington, DE
Wolnoms, Limited	Nassau, Bahamas
Woods at Addison LLC	Capitol Heights, MD
Worthen Development Corporation, Inc.	Maumelle, AR
Worthen Mortgage Company	Buffalo, NY
Worthington Avenue, LLC	Charlotte, NC

Yellow Rose Investments Company	Dallas, TX
Yellowtail LLC	Las Vegas, NV

Zentac Productions, Inc.	San Francisco, CA
Zephyr Cove Finance, Inc.	Dallas, TX

200 Madison Avenue Realty Corporation	Charlotte, NC
555 California Street LLC	San Francisco, CA